UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment no. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	October 28, 2013

DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS	75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 to the Current Report on Form 8-K, as originally filed by Darling International Inc. ("Darling") on November 1, 2013 and as amended by the Form 8-K/A filed by Darling on December 3, 2013 (the "Form 8-K/A"), is being filed to amend and restate in its entirety the consent of KPMG LLP Independent Registered Public Accounting Firm filed as Exhibit 23.1 to the Form 8-K/A.

Item 9.01.          Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.

The unaudited and audited statements of assets acquired and liabilities assumed and the related statements of net revenues and direct costs and operating expenses of the Rothsay Rendering Business for the nine-month periods ended September 28, 2013 and September 29, 2012 (unaudited) and years ended December 29, 2012 and December 31, 2011, and the related notes to the financial statements were previously filed on the Form 8-K/A filed on December 3, 2013 and are incorporated herein by reference.

(b)    Pro Forma Financial Information.

Darling International Inc. unaudited pro forma consolidated financial information, comprised of an unaudited pro forma condensed consolidated balance sheet as of September 28, 2013 and unaudited pro forma condensed consolidated income statement for the nine months ended September 28, 2013 and year ended December 29, 2012 were previously filed on the Form 8-K/A filed on December 3, 2013 and are incorporated herein by reference.

(d)           Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP Independent Registered Public Accounting Firm filed herein.

99.2
Rothsay Rendering Business financial statements (unaudited) as of September 28, 2013 and September 29, 2012 and audited as of December 29, 2012 and December 31, 2011 (filed as Exhibit 99.2 to Darling's Current Report on Form 8-K/A filed on December 3, 2013 and incorporated herein by reference).

99.3
Darling International Inc. unaudited pro forma condensed consolidated balance sheet as of September 28, 2013 and unaudited pro forma condensed consolidated income statements for the year ended December 29, 2012 and the nine months ended September 28, 2013 (filed as Exhibit 99.3 to Darling's Current Report on Form 8-K/A filed on December 3, 2013 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: December 6, 2013	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President and General Counsel

EXHIBIT LIST

Exhibit No.	Description
23.1	Consent of KPMG LLP Independent Registered Public Accounting Firm filed herein.

99.2
Rothsay Rendering Business financial statements (unaudited) as of September 28, 2013 and September 29, 2012 and audited as of December 29, 2012 and December 31, 2011 (filed as Exhibit 99.2 to Darling's Current Report on Form 8-K/A filed on December 3, 2013 and incorporated herein by reference).

99.3
Darling International Inc. unaudited pro forma condensed consolidated balance sheet as of September 28, 2013 and unaudited pro forma condensed consolidated income statements for the year ended December 29, 2012 and the nine months ended September 28, 2013 (filed as Exhibit 99.3 to Darling's Current Report on Form 8-K/A filed on December 3, 2013 and incorporated herein by reference).

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